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                                                                      EXHIBIT 32
                                                                    SECTION 1350

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of DIVERSIFIED SECURITY SOLUTIONS, INC. (the "Company") on Form 10-QSB for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, James E. Henry, Irvin F. Witcosky and Douglas Beck, the Chief Executive Officer, Chief Operating Officer and the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/ James E. Henry
                                            ------------------------------------
                                            James Henry
                                            Chief Executive Officer


                                            /s/ Irvin F. Witcosky
                                            ------------------------------------
                                            Irvin F. Witcosky
                                            Chief Operating Officer


                                            /s/ Douglas Beck
                                            ------------------------------------
                                            Douglas Beck
                                            Chief Financial Officer

May 17, 2004